UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2006

FRIENDLY ICE CREAM CORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-13579	04-2053130
(Commission File Number)	(I.R.S. Employer Identification No.)

1855 Boston Road, Wilbraham, MA	01095
(Address of Principal Executive Offices)	(Zip Code)

(413) 731-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 11, 2006, Friendly Ice Cream Corporation (the “Company”) delivered a letter to its shareholders regarding the rejection of the Company’s offer to Sardar Biglari for a seat on the Company’s Board of Directors. A copy of the shareholder letter is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by this reference. A copy of the letter to shareholders may also be found on the Company’s website at www.friendlys.com.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Letter to Shareholders dated December 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 11, 2006	FRIENDLY ICE CREAM CORPORATION

	By:	/s/ Paul V. Hoagland
Name: Paul V. Hoagland
Title: Executive Vice President of Administration and Chief Financial Officer

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